DREYFUS HIGH YIELD STRATEGIES FUND
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ---------------------------------------


To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

    The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the "Fund" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Friday, August 4, 2000 at 10:00 a.m., for the following purposes:

1. To elect three Class I Trustees to serve for a three year term and until their successors are duly elected and qualified;

2.  To ratify the selection of KPMG LLP as independent auditors of the Fund;
and

3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on June 1, 2000 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               Michael Rosenberg

                                               Assistant Secretary

New York, New York

June 15, 2000






                      WE NEED YOUR PROXY VOTE IMMEDIATELY
  A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE
  MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.




                      DREYFUS HIGH YIELD STRATEGIES FUND

                                PROXY STATEMENT
                         ------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON FRIDAY, AUGUST 4, 2000

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund, to be held on Friday, August 4, 2000 at 10:00 a.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2000 are entitled to be present and to vote at the meeting. Each share of beneficial interest of the Fund is entitled to one vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 64,258,674 shares of beneficial interest of the Fund outstanding as of June 1, 2000. To the Fund's knowledge, no shareholder beneficially owned 5% or more of its outstanding shares on that date.

    Proxy materials will be mailed to shareholders of record on or about June 22, 2000. Copies of the Fund's current Annual Report have been mailed to its shareholders and may be obtained free of charge by calling 1-800-334-6899. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

                       PROPOSAL 1. ELECTION OF TRUSTEES

     The Board of Trustees of the Fund is divided into three classes with the terms of office of one class expiring at the annual meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of three Class I Trustees to serve for three year terms and until their
respective successors are   duly elected and qualified. The individual nominees
(the "Nominees" ) proposed for election are listed below and each has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund's continuing Trustees and other relevant information is set forth on Exhibit A. Election of a Nominee requires the approval of a majority of shares of beneficial interest in the Fund represented in person or by proxy and entitled to vote at the Annual Meeting, if a quorum is present.

NAME OF NOMINEE, PRINCIPAL                                                                                            YEAR

OCCUPATION AND BUSINESS EXPERIENCE                                                                TRUSTEE             TERM

FOR PAST FIVE YEARS                                                          AGE                   SINCE             EXPIRES

CLASS I:

KENNETH A. HIMMEL                                                             54                   1998                2003

    Trustee  of  the  Fund;  President & CEO, The Palladium Company;
President & CEO,  Himmel  and Company, Inc.; CEO, American Food Management;
former Director, The Boston Company, Inc. ("TBC") and Boston Safe Deposit and
Trust Company, each an affiliate of Dreyfus. Address: 625 Madison Avenue,
New York, New York 10022.

STEPHEN J. LOCKWOOD                                                           53                   1998                2003

   Trustee  of  the  Fund; Chairman and CEO, Stephen J. Lockwood & Company,
LLC; Vice  Chairman,  HCCH.  Address: 27 Congress Street, Suite 108, Salem,
Massachusetts 01970

BENAREE PRATT WILEY                                                           54                   1998                2003

     Trustee of the Fund; President and CEO of The Partnership, an Organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, Massachusetts; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC. Address:
334 Boylston Street, Suite 400, Boston, Massachusetts 02146.

The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     The Fund has an audit committee comprised of all of the Trustees of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. The Fund also has a nominating committee comprised of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act" ), the function of which is, from time to time, to nominate persons to be considered by the Board for Board member positions. The Fund does not have a standing compensation committee or any committee performing similar functions. As of May 31, 2000, Mr. DiMartino owned 60,000 shares, Mr. Goeschel owned 65,000 shares and Mr. Roger E. King, Executive Vice President of the Fund and the Fund's primary portfolio manager, owned 7,000 shares of the Fund's beneficial interest, constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Trustee or officer owned any shares of the Fund's beneficial interest outstanding.

<Page 2>
    For the fiscal year ended March 31, 2000, the Fund held 8 Board and / or Committee meetings. All Trustees (except Messrs. Himmel and Lockwood) attended at least 75% of all Board and Committee meetings, as applicable, during the last fiscal year. Certain information concerning the Fund's officers is also set forth in Exhibit A.

     Each Trustee who is not an "interested person" of the Fund as defined in the 1940 Act, received prior to August 1, 1999, $5,000 per year, and, as of August 1, 1999, receives $17,000 per year, plus $1,000 for each Board meeting attended, and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. If there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust, collectively, (the " Dreyfus/Laurel Funds") and the Fund, the $2,000 Committee Meeting fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

    The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee (" Director" ) who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each of the fund Boards on which he or she then serves. Also, upon reaching age 80 Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting attended, but no payments will be made under the Program if the Dreyfus/Laurel Funds aggregate net assets are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Ruth Marie Adams, Francis P. Brennan and Arch S. Jeffrey currently are Directors Emeritus.

    The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2000, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of which is set forth in parentheses next to each Nominee's total compensation)* for the year ended December 31, 1999, was as follows:

                                                                      TOTAL

                                                                  COMPENSATION

                                                                  FROM FUND AND

                                   AGGREGATE                      FUND COMPLEX

                                 COMPENSATION                        PAID TO

NAME OF NOMINEE                 FROM THE FUND**                   BOARD MEMBER

Kenneth A. Himmel                   $16,000                       $62,489 (28)

Stephen J. Lockwood                 $16,500                       $68,989 (28)

Benaree Pratt Wiley                 $19,000                       $80,989 (28)
----------------------------------------------

      * Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board Member.

     **   Amount  does  not  include  reimbursed  expenses  for  attending Board meetings, which amounted to $15,365 for all Board Members as a group.

<Page 3>

       PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, that such selection be submitted for ratification or rejection at the Annual Meeting of Shareholders, and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, approved the selection of KPMG LLP for the fiscal year ending March 31, 2001 at a Board meeting held on April 27, 2000. Accordingly, the selection by the Fund' s Board of KPMG LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001 is submitted to shareholders for ratification. Apart from its fees received as independent auditors, neither KPMG LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or Dreyfus.

    KPMG LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund' s organization. The Fund's Board believes that the continued employment of the services of KPMG LLP for the fiscal year ending March 31, 2001 is in the best interests of the Fund.

    A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

    THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG
                   LLP AS INDEPENDENT AUDITORS OF THE FUND.

                              VOTING INFORMATION

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

    Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder' s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder' s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, or by telegraph, or electronically and the Fund may pay persons holdings shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.


<Page 4>
                                 OTHER MATTERS

    The Fund's Board is not aware of any other matter which may come before the meeting. However, should a matter with respect to the Fund properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

    Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 28, 2001, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the
Fund'   s    investment    adviser.

                      NOTICE TO BANKS, BROKER/DEALERS AND

                      VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of ChaseMellon Shareholder Services, L.L.C., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 15, 2000


<Page 5>

                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the continuing Trustees. Unless otherwise indicated the information set forth herein applies to all Funds.

NAME OF CONTINUING TRUSTEE, PRINCIPAL                                                                                  YEAR
OCCUPATION AND BUSINESS EXPERIENCE                                                                 TRUSTEE             TERM
FOR PAST FIVE YEARS                                                          AGE                    SINCE             EXPIRES

CLASS II:

JAMES M. FITZGIBBONS                                                          65                   1998                2001

Trustee  of  the  Fund; Director, Lumber Mutual Insurance Company;
Director, Barrett  Resources, Inc.; Chairman of the Board, Davidson Cotton
Company; former Chairman  of  the  Board  and CEO of Fieldcrest Cannon, Inc.
Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

ROSLYN M. WATSON                                                              50                   1998                2001

Trustee  of  the  Fund;  Principal, Watson Ventures, Inc.; Director,
American Express  Centurion Bank; Director, Ontario Hydro Services Company;
Director, the Hyams   Foundation,  Inc.  Address:  25  Braddock  Park,
Boston,  Massachusetts 02116-5816.

CLASS III:

JOSEPH S. DIMARTINO                                                           56                   1998                2002

Chairman  of  the  Board  and  Trustee  of  the Fund. Since January 1995, Mr.
DiMartino  has  served as Chairman of the Board for various funds in the
Dreyfus Family  of  Funds.  He is also a Director of The Muscular Dystrophy
Association; HealthPlan  Services  Corporation,  a  provider of marketing,
administrative and risk   management  services  to  health  and  other
benefit  programs;  Carlyle Industries,  Inc.  (formerly  Belding Heminway
Company, Inc.), a button packager and  distributor;  Century  Business
Services,  Inc.  (formerly,  International Alliance  Services, Inc.), a provider of various outsourcing functions for small and  medium  sized companies; and QuickCat.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across cable, wireless and all other modes of data transport. For more than five years  prior to January 1995, he was President, a Director and, until August 24, 1994,  Chief  Operating  Officer  of  Dreyfus and
Executive Vice President and a Director  of  Dreyfus Service Corporation,
a wholly-owned subsidiary of Dreyfus. From  August  1994  to  December
31, 1994, he was a Director of Mellon Financial Corporation. Address:
200 Park Avenue, New York, New York 10166.

                                      A-1

NAME OF CONTINUING TRUSTEE, PRINCIPAL                                                                                  YEAR
OCCUPATION AND BUSINESS EXPERIENCE                                                                 TRUSTEE             TERM
FOR PAST FIVE YEARS                                                          AGE                    SINCE             EXPIRES

CLASS III CONTINUED

*J. TOMLINSON FORT                                                            72                   1998                2002

   Trustee  of  the  Fund;  Of  Counsel,  Reed, Smith, Shaw & McClay
(law firm). Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

ARTHUR L. GOESCHEL                                                            78                   1998                2002

   Trustee of the Fund; Director, Calgon Carbon Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation.
Address:  Way  Hollow  Road  and  Woodland  Road, Sewickley, Pennsylvania 15143
----------------------------

*  "Interested person" as defined in the 1940 Act


                      PERTAINING TO THE BOARD OF THE FUND

    Compensation Table. The aggregate amount of compensation paid to each continuing Trustee by the Fund for the fiscal year ended March 31, 2000 and by all funds in the Dreyfus Family of Funds for which such continuing Trustee was a Board member (the number of which is set forth in parentheses next to each Trustee' s total compensation) * for the year ended December 31, 1999, was as follows:

                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                  FROM EACH FUND AND
                                                             AGGREGATE                               FUND COMPLEX
NAME OF CONTINUING                                          COMPENSATION                                PAID TO
DIRECTOR AND FUND                                          FROM THE FUND**                         CONTINUING TRUSTEE

Joseph S. DiMartino                                            $23,750                               $642,177 (189)

James M. Fitzgibbons                                           $18,000                               $74,989 (28)

J. Tomlinson Fort                                              $19,000                               $80,989 (28)

Arthur L. Goeschel                                             $19,000                               $80,989 (28)

Roslyn M. Watson                                               $19,000                               $80,989 (28)
------------------------------------

*Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the continuing
Trustee serves as a Board member.

**Amount  does  not  include reimbursed expenses for attending Board meetings,

which amounted to $15,365 for all Board Members as a group.


                                      A-2

                                    PART II

    Part II sets forth information relevant to the executive officers of the Fund.

NAME AND POSITION                                                        PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUND                                                 AGE            EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER
President                                                 54             President,    Chief   Operating Officer,
                                                                         and  Chief  Investment  Officer  of  Dreyfus,
                                                                         and an officer of other investment  companies
                                                                         advised and administered by Dreyfus. Mr. Canter
                                                                         also is a Director  or  an  Executive  Committee
                                                                         Member of the other investment management
                                                                         subsidiaries  of  Mellon Financial Corporation,
                                                                         each of which is an affiliate of Dreyfus.

ROGER KING
Executive Vice President                                  48             Portfolio  Manager and Director of  High  Yield
                                                                         Taxable Fixed Income of Dreyfus. He also is Vice
                                                                         President and a Portfolio  Manager  of  Dreyfus
                                                                         Investment Advisors, Inc. From 1991 to February
                                                                         1996,  Mr.  King was a research analyst and a
                                                                         director of research with Citicorp
                                                                         Securities, Inc.

MARK N. JACOBS
Vice President                                            53             Vice President, General Counsel and  Secretary
                                                                         to Dreyfus, and an officer of other investment
                                                                         companies advised and administered by Dreyfus.

JOSEPH CONNOLLY
Vice President and Treasurer                              42             Director    --    Mutual   Fund Accounting
                                                                         of Dreyfus, and an officer of other investment
                                                                         companies advised and administered by Dreyfus.
STEVEN F. NEWMAN
Secretary                                                 50             Associate  General  Counsel and Assistant
                                                                         Secretary  of  Dreyfus,  and an officer of other
                                                                         investment companies advised and administered by
                                                                         Dreyfus.

JEFFREY PRUSNOFSKY
Assistant Secretary                                       34             Assistant  General  Counsel  of Dreyfus,  and  an
                                                                         officer of other investment companies advised and
                                                                         administered by Dreyfus.

                                      A-3

NAME AND POSITION                                                        PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUND                                                 AGE            EXPERIENCE FOR PAST FIVE YEARS

MICHAEL ROSENBERG
Assistant Secretary                                       40             Associate  General  Counsel  of Dreyfus,  and  an
                                                                         officer of other investment companies advised and
                                                                         administered by Dreyfus.

WILLIAM MCDOWELL
Assistant Treasurer                                       41             Senior  Accounting  Manager  -- Taxable  Fixed  Income
                                                                         of Dreyfus, and an officer of other investment companies
                                                                         advised    and    administered    by    Dreyfus.

                                      A-4


PLEASE MARK BOXES IN BLUE OR BLACK INK.

                                                                                                                  Please mark

                                                                                                          your votes as indicated in

                                                                                                                 this example

                                                                                                                       X

The Board of Trustees recommends a vote For items 1 and 2.

1. Election of Nominees.

FOR All
Nominees listed to the right (except as marked to the contrary)




WITHHOLD
authority for
ALL Nominees listed to the right

Nominees for Class I Trustee are:  Kenneth A. Himmel, Stephen J. Lockwood,
                                   Benaree Pratt Wiley

WITHHELD FOR (write name of Nominee(s) in space provided below)





2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Fund.

       FOR              AGAINST              ABSTAIN


3. In  their  discretion,  the  Proxies  are authorized
    to vote upon such other  business  as  may   properly
    come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED FOR ELECTION OF THE PROPOSED TRUSTEES AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



Dated:                                                               , 2000





                                 Signature(s)




                                 Signature(s)


   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                           S FOLD AND DETACH HERE  S























                      DREYFUS HIGH YIELD STRATEGIES FUND


                                     PROXY


                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 4, 2000


The undersigned stockholder of Dreyfus High Yield Strategies Fund (the "Fund") hereby appoints James Bitetto and Robert R. Mullery and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the " shares" ) of the Fund standing in the name of the undersigned at the close of business on June 1, 2000 at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 10: 00 on August 4, 2000, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.



(PLEASE FILL IN BOTH SIDES OF THIS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED
                                  ENVELOPE.)

                           S FOLD AND DETACH HERE  S

                       DREYFUS HIGH YIELD STRATEGIES FUND

                                   IMPORTANT


No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.

To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote NOW so that your Fund will not bear the unnecessary expense of another solicitation of proxies.